LINCOLN NATIONAL
GLOBAL ASSET ALLOCATION FUND, INC.

                                 Global Asset
                                  Allocation
DESCRIPTION OF THE FUND

The Global Asset Allocation Fund (fund) was incorporated in Maryland in 1987. It is an open-end diversified management investment company whose investment objective is long-term total return consistent with preservation of capital. The concept of total return is to increase the value of a shareholder's investment through both capital appreciation and current income. The fund pursues its objective by investing in a diversified portfolio of equity and fixed income securities of both United States and foreign issuers (including money market instruments) through the allocation of fund assets among a number of investment categories described more fully in Investment policies and techniques. The fund's objective is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding shares of the fund. See General information in the Appendix. There is no assurance that the objective of the fund will be achieved.

The fund is designed to provide a complete investment program for investors seeking a diversified portfolio that will be professionally managed to achieve long-term results through a variety of market conditions.

PORTFOLIO MANAGERS
Since this is an asset allocation fund, day-to-day investment advice is provided by nine individual portfolio managers from Putnam Investment Management, Inc. (Putnam) the sub-advisor to the fund. The managers are:

William J. Landes, Managing Director, is the lead manager for the fund and is responsible for the asset allocation of the portfolio. Landes has managed the fund since January, 1993, and has been with Putnam since 1985.

John J. Morgan, Jr., Managing Director, is responsible for the Growth Equity Securities segment of the fund's portfolio. Morgan has managed this segment of the fund since July, 1992, and has been with Putnam since 1987.

Anthony I. Kreisel, Managing Director, is responsible for the Conservative Equity Securities segment of the fund's portfolio. Kreisel has managed this segment of the fund since November, 1992, and has been with Putnam since 1986.

Kenneth J. Taubes, Senior Vice President, is responsible for the U.S. Fixed Income Securities segment of the fund's portfolio. Taubes has managed this segment of the fund since December, 1996, and has been with Putnam since 1991.

D. William Kohli, Managing Director, is responsible for the International Fixed Income Securities segment of the fund's portfolio. Kohli has managed this segment of the fund since September, 1994, and has been with Putnam since 1994. Before that, Kohli was with Franklin Advisory/Templeton Investment Counsel between 1988 and 1994.

Richard M. Frucci, Senior Vice President, is responsible for the Aggressive Equity Securities segment of the fund's portfolio. Frucci has managed this segment of the fund since March, 1994, and has been with Putnam since 1984.

Justin M. Scott, Managing Director, is responsible for the International Equity Securities segment of the fund's portfolio. Scott has managed this segment of the fund since January 1997, and has been with Putnam since 1988.

Lindsey C. Strong, Vice President, is responsible for the Money Market Instruments segment of the fund's portfolio. Strong has managed this segment of the fund since February, 1992, and has been with Putnam since 1984.

Robert M. Paine, Senior Vice President, is responsible for the lower-rated fixed-income securities ("junk bond") segment of the fund's portfolio. Paine has managed this segment of the fund since September 1996 and has been with Putnam since 1987.

INVESTMENT POLICIES AND TECHNIQUES.

The fund's investment strategy is based on two principles:

1. Greater diversification among different types of securities may reduce fluctuations in the value of a portfolio and therefore may reduce the risk of loss in unfavorable market conditions and/or

2. The relative market opportunities and risks in the major securities categories typically represented in a fully diversified portfolio equities, fixed income securities and money market instruments vary at times. By employing an investment practice known as asset allocation, the proportion of the

                                 Global Asset
                                  Allocation
  fund's assets invested in each category can be shifted in anticipation of or in response to changing market conditions, in pursuit of the fund's objective.

In regard to the asset allocation method, the fund's portfolio may include investments in each of the following categories:

Aggressive Equity Securities
Growth Equity Securities
Conservative Equity Securities
International Equity Securities
Convertible Securities (including Common Stock Equivalents)
U.S. Fixed-Income Securities
International Fixed-Income Securities
Lower-Rated Fixed-Income Securities
Money Market Instruments

The specific allocation of fund assets among the categories will be determined by the sub-advisor at least quarterly based on its assessment of relative market opportunities and risks. The determination of asset mix is based on the sub-advisor's analyses and forecasts relating to economic and market factors.

AGGRESSIVE EQUITY SECURITIES
This category will include investments in common stocks of companies which the sub-advisor believes have potential for capital appreciation which is significantly greater than that of the market averages. A significant portion of the investments will generally consist of smaller and less seasoned issuers which the sub-advisor believes have a unique proprietary product or profitable market niche and the potential to grow rapidly. These securities present greater opportunity for capital appreciation, but may also involve greater risk, and may change in value more than securities of larger, more established companies. The fund will also invest in securities of larger companies where opportunities for above average capital appreciation appear favorable. Portfolio securities in this category may be traded for short-term profits. Portfolio securities in this category are not purchased to generate current income.

GROWTH EQUITY SECURITIES
This category will include investments in common stocks of companies believed to have above-average growth characteristics. In selecting such instruments, growth potential is given greater consideration than current income.

CONSERVATIVE EQUITY SECURITIES
This category will include investments in common stocks of large, mature companies that offer the potential for capital growth, current income or both. These stocks often have relatively high levels of dividend payments.

INTERNATIONAL EQUITY SECURITIES
This category will include investments in equity securities of companies domiciled in foreign countries, which securities are traded on a U.S. or foreign market. The securities will primarily be in common stocks or securities convertible into common stock. Investments will be made in small or large companies (including relatively less well-known companies) whose earnings are believed to be in a fairly strong growth trend or whose market value per share is, in the sub-advisor's opinion, undervalued. With respect to 65% of the assets allocated to this category, the fund will hold securities in at least three countries outside the United States at all times.

CONVERTIBLE SECURITIES
This category will include investments in corporate bonds, notes or preferred stocks that can be converted into or exchanged for common stock.

U.S. FIXED-INCOME SECURITIES
This category will include investments in investment grade debt securities, including both government and corporate obligations, primarily with maturities of 1 to 40 years; however, a maximum of 5% of assets allocated to this category may have maturities greater than 40 years. Investment grade bonds include high grade bonds which are in the top three credit rating categories of Moody's Investors Service and Standard & Poor's Corp. Investments may also be made in bonds rated Baa and BBB, respectively, by these organizations, which are considered medium grade. As such, they may bear a greater element of risk than those rated in the top three categories. That risk can involve increased market price volatility stemming from the sensitivity of interest rates, concerns over creditworthiness and availability of quotations on the secondary market. For a description of these ratings, see Bond Ratings in the SAI.

INTERNATIONAL FIXED-INCOME SECURITIES
This category will include investments principally in investment grade debt securities denominated in foreign currencies which are issued by foreign governments and governmental or supranational agencies. The fund will invest only in securities which, at time of purchase, are rated at least Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's Corp. (medium grade), or in unrated securities judged by Putnam to be of comparable quality. The fund may also invest in other debt securities, convertible securities, and preferred stocks principally traded in foreign securities markets. With respect to 65% of the assets allocated to this category, the fund will hold securities in at least three countries outside the United States, at all times.

                                 Global Asset
                                  Allocation

LOWER-RATED FIXED-INCOME SECURITIES ("JUNK BONDS")
This category will include investments in U. S. and Emerging Markets fixed-income securities rated at the time of purchase below Baa by Moody's, or BBB by S&P, or if unrated, determined by the subadvisor to be of comparable quality, as long as, after the purchase, 15% or less of the fund's total assets would be invested in Securities of that quality. (Securities rated Baa or BBB, while still considered investment-grade, are more vulnerable to adverse economic conditions than securities in the higher-rated categories and have speculative elements.)

The values of junk bonds (i.e., those below Baa or BBB) generally fluctuate more than those of higher-rated fixed-income securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and repayments of principal. The rating services' descriptions of debt securities are included in the Appendix to the SAI. The fund will not necessarily dispose of a security when its rating is reduced below its rating at time of purchase, although the subadvisor will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

The fund may take full advantage of the entire range of U. S. and Emerging Markets junk bonds, (except that no more than 10% of fund assets may be in Emerging Markets issues). The fund and may adjust the average maturity of the fund's portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and its expectation of future changes in interest rates.

Through investment analysis and attention to current developments in interest rates and economic conditions, the subadvisor seeks to minimize the risks of investing in lower-rated securities. The lower ratings of certain fixed-income securities held by the fund reflect a greater possibility that declines in the financial conditions of the issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may make it harder for their issuers to make payments of interest and principal. In addition, under these circumstances, the values of these securities may be more volatile, and the markets for them may be less liquid than those for higher-rated securities. As a result, the fund may find it more difficult to determine the fair value of these securities. When the fund invests in fixed-income securities in these lower rating categories, the achievement of the fund's goals is more dependent on the subadvisor's investment analysis than would be the case if the fund were investing in fixed-income securities in the higher-rating categories.

In any event, the fund will not purchase securities rated at the time of purchase lower than Caa by Moody's or CCC by S&P or, if unrated, determined by the subadvisor to be of comparable quality, if as a result of the purchase more than 5% of the fund's total assets would be invested in securities of that quality. (Securities rated this low may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever becoming investment-grade.)

For additional information concerning the risks associated with investments by each fund in securities in the lower-rating categories, see the SAI.

MONEY MARKET INSTRUMENTS
This category will include investments in money market instruments consisting of certificates of deposit and bankers' acceptances of major banks, high-grade, short-term municipal obligations, U.S. Government securities and related repurchase agreements, high grade commercial paper and other corporate obligations.

ASSET ALLOCATION POLICY
Under normal circumstances, not more than 50% of the fund's total assets will be invested in the Conservative Equity Category; not more than 15% in the Lower-Rated Fixed-Income Category; and not more than 35% in any other category. (In addition, see individual categories for additional restrictions.) The following limits apply in aggregate across all investment categories: 1) investment in Emerging Market securities is limited to a maximum of 10% of the fund's total assets; and 2) investment in "intermediate grade bonds" (i.e., those rated Baa by Moody's Investors Service or BBB by Standard & Poor's Corp.) or, if unrated, are judged by Putnam to be of comparable quality, is limited to a maximum of 35% of the fund's total assets. When conditions dictate a defensive position or during periods of portfolio restructuring, Putnam may invest up to 50% of the fund's total assets in each of the U.S. Fixed Income Securities and Money Market instruments categories. Within these limitations, Putnam will adjust the percentage of the fund assets in each category based upon its market outlook and its analysis of long-term trends. For example, if Putnam believes that conditions will be favorable for equity securities, a greater proportion may be invested in Aggressive Equity Securities. Similarly, a greater proportion will be invested in International Equity Securities if foreign equity markets are viewed favorably. Since the fund's objective of total return consistent with preservation of capital may be achieved by receipt of income, as well as by capital gains, Putnam may increase the proportion of fund assets in Fixed-Income Securities or Convertible Securities when it believes the outlook for the bond market is favorable.

                                 Global Asset
                                  Allocation

In pursuing the fund's objective, Putnam expects generally to employ a relatively conservative strategy for seeking total return. Accordingly, its asset allocation decisions will seek to have the fund's assets decline significantly less in value than the Standard and Poor's 500 Index (S&P 500) in unfavorable securities markets, while correlating more closely with the performance of the index in favorable securities markets. There is no assurance that this strategy will be successful.

CHANGES IN INVESTMENT POLICIES
The investment policies of the fund may be changed without shareholder approval, although the shareholders will be notified of any material changes, additions or deletions.

FOREIGN INVESTMENTS; AMERICAN
DEPOSITARY RECEIPTS (ADRS) AND
EUROPEAN DEPOSITARY RECEIPTS (EDRS)
The International Equity and International Fixed Income Securities investment categories will each invest 100% of their respective assets in securities principally traded in foreign markets. The other investment categories may do so as well, but only up to the following percentages of their total assets: the Money Market Instruments category 50%; all other categories 10%. (Eurodollar certificates of deposit are excluded for purposes of these limitations.) Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see Foreign investments in the Appendix. A detailed discussion of how the fund intends to handle these risks appears in the SAI.

For the domestic categories, the fund may invest in depositary receipts. These consist of ADRs and EDRs, and involve investing indirectly in an underlying foreign security. Generally ADRs, which are in registered form, are U.S. dollar-denominated securities designed for use in the U.S. securities markets and which may be converted into the underlying security. EDRs, which are in bearer form, are designed for use in the European securities markets.

PORTFOLIO TURNOVER
The fund's annual portfolio turnover rate is expected to average approximately 150%. (For example, a rate of portfolio turnover of 100% would occur if all of the fund's portfolio were replaced in a period of one year.) The actual turnover rate will vary, depending upon the turnover rate in each investment category, the amount of assets allocated to each category, and the extent to which assets are reallocated among categories from time to time. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the fund. See Portfolio Transactions and Brokerage in the SAI. During 1996 the fund's portfolio turnover was 167.33% and in 1995 it was 146.49%.

INVESTMENT RESTRICTIONS

There are some specific investment restrictions that help the fund limit investment risks for its shareholder. The restrictions in this section are fundamental. See General information in the Appendix.

The fund may not:

1. Acquire more than 10% of the voting securities of any one issuer;

2. Invest more than 5% of its total assets in securities of any one issuer (other than the U.S. Government or its agencies or instrumentalities);

3. Invest more than 5% of its net assets in securities restricted as to resale; and/or

4. Invest more than 25% of its assets in any one industry.

A complete listing of all of the fund's fundamental and non-fundamental restrictions can be found in the SAI.

STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio managers for the fund have considerable discretion in the selection of appropriate fund investments. In the exercise of that discretion, the portfolio managers may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.

For your convenience, in the Appendix, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the SAI booklet for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE GLOBAL ASSET ALLOCATION FUND IS AUTHORIZED: a) for derivative transactions, to: buy and sell foreign currency forward contracts; buy and sell foreign currency futures contracts; and buy exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. For hedging purposes, the fund may sell covered call options on foreign currencies. All of the foregoing may also be done as cross-hedging that is, using a currency different from the one in which the portfolio securities are denominated. (See Foreign currency exchange transactions in the SAI.)

                                 Global Asset
                                  Allocation

In addition, the fund may sell covered call and put options on equity and fixed-income (debt) securities of U.S. issuers; sell put and call options and buy put options on securities of U.S. issuers; buy and sell futures contracts and options on futures contracts with respect to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; buy and sell futures contracts and related options with respect to stock indices, foreign fixed-income securities and foreign currencies (See Options and futures portfolio strategies in the SAI); engage in spread and straddle transactions.

b) for cash enhancements transactions, to: lend portfolio securities if such loans of securities do not exceed 25% of the fund's assets, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

                                   Account K
This page was intentionally left blank.

                                    Appendix
APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS

This Appendix constitutes part of the Prospectuses of Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth Fund), Lincoln National Bond Fund, Inc. (Bond Fund), Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation Fund), Lincoln National Equity-Income Fund, Inc. (Equity-Income Fund), Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation Fund), Lincoln National Growth and Income Fund, Inc. (Growth and Income Fund), Lincoln National International Fund, Inc. (International Fund), Lincoln National Managed Fund, Inc. (Managed Fund), Lincoln National Money Market Fund, Inc. (Money Market Fund), Lincoln National Social Awareness Fund, Inc. (Social Awareness Fund), and Lincoln National Special Opportunities Fund, Inc. (Special Opportunities Fund). Unless otherwise indicated, the following information applies to each fund.

NET ASSET VALUE

Each fund's net asset value per share is determined as of close of business (currently 4:00 p.m., New York Time) on the New York Stock Exchange (NYSE) on each day it is open for trading. The net asset value per share for all funds except the Money Market Fund is determined by adding the values of all securities and other assets, subtracting liabilities (including dividends payable) and dividing by the number of shares outstanding. Debt securities and other assets of the fund, other than equity securities, for which market quotations are readily available, are valued at their bid quotations.

When market quotations are not readily available, debt securities and other assets are valued at their fair value as determined in good faith. This valuation is made by or under the authority of each fund's Board of Directors and it may include the use of valuations furnished by outside sources, including pricing services which utilize electronic data processing techniques for valuing normal institutional-size trading units of debt securities. The value of equity securities is based on the last sale prices of those securities on national securities exchanges or over-the-counter, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter. In the absence of readily available closing bid and asked prices, equity securities will be valued at fair value. See the SAI Appendix for a discussion of the methodology utilized to value short-term investments (other than for the Money Market Fund), options, futures and options thereon, and foreign securities.

MONEY MARKET FUND. The net asset value per share of the Money Market Fund is determined by the amortized cost method of valuation, under Rule 2a-7, as amended (the Rule) under the Investment Company Act of 1940 (1940 Act). Under the Rule, the fund's net asset value using the amortized cost method must fairly reflect market value. The Board of Directors of the fund has established procedures to assist fund management and the investment advisor in complying with the requirements of the Rule, which imposes specific standards for the maturity, quality and diversification of portfolio securities. The Rule also assigns certain specific duties to fund management and the Board.

MANAGEMENT OF THE FUNDS

The business and affairs of each fund are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends and to exercise all the powers of the fund except those granted to the shareholder. Lincoln Life is the sole shareholder of each fund.

INVESTMENT ADVISOR. Lincoln Investment is the investment advisor to the funds and is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802. Lincoln Investment (the advisor) is registered with the Securities and Exchange Commission (the Commission or SEC) as an investment advisor and has acted as an investment advisor to mutual funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Convertible Securities Fund, Inc., and Lincoln National Income Fund, Inc., closed-end investment companies, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides life insurance and annuities, property-casualty insurance, reinsurance and financial services. Directors, officers and employees of the advisor and each fund are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Code of Ethics adopted by the advisor and each fund. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

Under advisory agreements described in the Prospectus for the variable account, the advisor provides portfolio management and investment advice to the funds and administers their other affairs, subject to the supervision of each fund's Board of Directors.

                                    Appendix

As compensation for its        annual rate based on the
services to each fund, the     average daily net asset
advisor is paid a monthly      value of each fund, as
investment advisory fee at     shown in the following
an                             chart:

                         First        Next         In excess of
Fund                     $200 million $200 million $400 million
                          ...Of average daily net asset value
---------------------------------------------------------------
Aggressive Growth         .75 of 1%    .70 of 1%    .65 of 1%
Capital Appreciation      .80 of 1     .80 of 1     .80 of 1
Equity-Income             .95 of 1     .95 of 1     .95 of 1
Global Asset Allocation   .75 of 1     .70 of 1     .68 of 1
International             .90 of 1     .75 of 1     .60 of 1
All other funds           .48 of 1     .40 of 1     .30 of 1

The advisory fees for the
Capital Appreciation, Equi-
ty- Income, and Interna-
tional funds reflect the
more extensive services and
increased expense associated
with portfolios of securi-
ties issued outside the
United States.

--------------------------------------------------------------------------------
FUND EXPENSES (see accompanying text below)

                         1996 ratio of the advisor's
                         compensation to average     1996 ratio of total expenses
Fund                     net assets                  to average net assets
---------------------------------------------------------------------------------
Aggressive Growth        .75%                         .82%
Bond                     .46                          .51
Capital Appreciation     .80                          .93
Equity-Income            .95                         1.08
Global Asset Allocation  .73                         1.00
Growth and Income        .33                          .36
International            .82                         1.19
Managed                  .39                          .43
Money Market             .48                          .57
Social Awareness         .42                          .46
Special Opportunities    .40                          .44

Expenses specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the advisor or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.

SUB-ADVISORS. As advisor, Lincoln Investment is primarily responsible for investment decisions affecting each of the funds. However, Lincoln Investment has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following tables for more information about the sub-advisors and their fees:

                                    Appendix

                                      Date of
Fund           Sub-advisor            agreement Annual fee rate based on average daily net asset value
-------------------------------------------------------------------------------------------------------
Aggressive     Lynch & Mayer          12/20/93  .50 of 1% of the first $150 million .35 of 1% of the
Growth         520 Madison Avenue               excess over $150 million
               New York, NY 10022
Capital        Janus                  1/1/94    .60 of 1% of the first $100 million .55 of 1% of the
Appreciation   100 Fillmore Street              excess over $100 million
               Denver, CO 80206
Equity-        Fidelity               12/20/93  .75 of 1%
Income         82 Devonshire Street
               Boston, MA 02108
Global Asset   Putnam                 6/8/87    the greater of (a) $40,000; or (b) .47 of 1% of the
Allocation     One Post Office Square           first $200 million; .42 of 1% of the next $200 million;
               Boston, MA 02104                 and .40 of 1% of any excess over $400 million
International  Clay Finlay            8/29/96   .665 of 1% of the first $50 million; .475 of 1% of the
               200 Park Avenue                  next $50 million; and .250 of 1% of any
               New York, NY 10166               excess over $100 million

--------------------------------------------------------------------------------
                                                Annual fee rate based on market value of securities
                                                held in the portfolio of each respective client fund at
                                      Date of   the close of business on the last trading day of each
Fund           Sub-advisor            agreement calendar quarter
-------------------------------------------------------------------------------------------------------
Growth and     Vantage                8/21/85   .20 of 1%
Income         630 5th Avenue
               New York, NY 10111
Managed        Vantage                8/21/85   .20 of 1%
               (stock portfolio only)
Social
Awareness      Vantage                4/30/88   .20 of 1%
Special
Opportunities  Vantage                8/21/85   .20 of 1%

No additional compensation from the assets of the funds will be assessed as a result of the sub-advisory agreements; the sub-advisors are paid by Lincoln Investment. (There is no sub-advisor for the Bond and Money Market Funds.)

SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the investment advisor of the funds.

In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular fund it advises.

PURCHASE OF SECURITIES BEING OFFERED

Shares of the funds' common stock ($0.01 par value) will be sold to Lincoln Life for allocation to the variable annuity account (VAA), which has been established for the purpose of funding variable annuity contracts; shares in the funds will also be sold to Lincoln Life for allocation to one or more of the variable life accounts, which have been established for the purpose of funding variable life insurance contracts. Shares of each fund are sold and redeemed at their net asset value per share determined daily. See Sale and redemption of shares. Also see Net asset value. The funds' shares are sold to Lincoln Life for the variable accounts on a no-load basis - that is, without the imposition of a sales charge.

                                    Appendix

SALE AND REDEMPTION OF SHARES

The shares of each fund are sold and redeemed by the fund at their net asset value per share next determined after receipt by Lincoln Life of a purchase or redemption order in acceptable form. Redemption of fund shares held by Lincoln Life for its own account will be effected at the fund's net asset value per share next determined after receipt of the redemption request by the fund. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the funds. However, the right to redeem fund shares may be suspended or payment postponed for any period during which (1) trading on the NYSE is restricted as determined by the Commission, or the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the Commission, as a result of which (a) disposal by each fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for each fund to determine fairly the value of its net assets; or (3) the Commission by order so permits for the protection of shareholders of the funds.

DISTRIBUTION AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute, at least once a year, substantially all of its net investment income. Net realized capital gains may only be distributed annually. These distributions, when paid to Lincoln Life for the variable accounts, will be reinvested automatically in additional shares of that fund, at its net asset value per share.

Each fund intends to qualify and has elected to be taxed as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the code). If a fund qualifies as a regulated investment company and complies with the provisions of the code relieving regulated investment companies which distribute substantially all of their net income (both ordinary income and capital gain) from Federal income tax and the 4% nondeductible Federal excise tax, the funds will be relieved of those taxes on the amounts distributed. See the SAI for a more complete discussion.

Each fund is subject to asset diversification requirements under Section 817(h) of the code and the related regulation that the United States Treasury Department has adopted. Each fund intends to comply with these diversification requirements.

Since the sole shareholder of the funds is Lincoln Life, there is no discussion here about the Federal income tax consequences at the shareholder level. For information concerning the Federal income tax consequences to holders of annuity or life insurance contracts, including the failure of a fund to comply with the diversification requirements discussed above, see the Prospectus for the variable account at the front of this booklet.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

In the Annual Report for the funds, the portfolio manager for each fund discusses that fund's performance for the previous fiscal year and the factors which affected that performance. We will send you a copy of the Annual Report free upon request.

DESCRIPTION OF SHARES

The authorized capital stock of each fund consists of 50 million shares of common stock (150 million for the Growth and Income Fund and 100 million each for the Equity-Income Fund, International Fund and Managed Fund), $0.01 par value. As of April 1, 1997, each fund had the following number of shares issued and outstanding:

Aggressive Growth        19,033,638
Bond                     22,323,906
Capital Appreciation     21,172,476
Equity-Income            32,730,897
Global Asset Allocation  25,529,165
Growth and Income        79,849,479
International            31,897,933
Managed                  44,089,292
Money Market              9,655,455
Social Awareness         27,849,619
Special Opportunities    24,121,470

Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As sole shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the Prospectuses for the variable accounts, Lincoln Life provides to contractowners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares

                                    Appendix
held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.

All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS
 A.  Introduction
  A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

  1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

  2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

  3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED IN THE SAI APPENDIX.

Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these Prospectuses. Therefore, where the Prospectus for a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.

                                    Appendix

The funds intend to engage in derivative transactions only defensively. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities (such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc.). See the Prospectus and SAI for the Capital Appreciation and Equity-Income funds, which are authorized to engage in this kind of trading.

 B. Risk factors commonly associated with derivative transactions.

  There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

  CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

  CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

  LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

  MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

  MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

  OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

  SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

  SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

  SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

  SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

 C. Varying usage of derivative transactions

  Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

 D. Increased government scrutiny

  Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in

                                    Appendix
  additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS
 Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

 A. Lending of portfolio securities

  Any fund authorized to do so may make secured loans of its portfolio securities, in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

  The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

  With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities - including the fund - to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the funds' portfolio securities will be loaned to Lincoln Investment, to any sub-advisor, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

 B. Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

  1. Repos. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to re-purchase those same securities from the fund at a specified price on a fixed future date.

    The repurchase date is normally not more than seven days from the date of purchase. Keeping the term under seven days is significant, because the SEC considers Repo Agreements with maturities of more than seven days to be illiquid assets of the fund, and the funds have strict limitations on the percentage of their respective assets which may be illiquid.

  2. Reverse repos. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio se-curities, subject to buying them back at a set price and date.

    Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio

                                    Appendix
liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries that in the United States. There may be difficulty in enforcing legal rights outside the United States. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The advisor or sub-advisor will take all these factors into consideration in managing a fund's foreign investments.

Certain state insurance regulations impose additional restrictions on the extent to which a fund may invest in foreign securities. See the SAI.

The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.

FOREIGN CURRENCIES
When an advisor or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's advisor or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the advisor or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the advisor or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the advisor or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.

GENERAL INFORMATION

Your inquiries should be directed to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801; or, you may call 1-800-4LINCOLN (454-
6265).

The funds will issue unaudited semiannual reports showing current investments in each fund and other information; and annual financial statements audited by their independent auditors.

Under the 1940 Act a fundamental policy of a fund may not be changed without the affirmative vote of a majority of the fund's outstanding shares.

As used in this Prospectus, the term majority of the fund's outstanding shares means the vote of: (1) 67% or more of each fund's shares present at a meeting, if the holders of more than 50% of the outstanding

                                    Appendix
shares of each fund are present or represented by proxy, or (2) more than 50% of each fund's outstanding shares, whichever is less.

These Prospectuses do not contain all the information included in their Registration Statements filed with the Commission. The Registration Statements, including the exhibits filed with them, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses about the contents of any contract or other document referred to in them are not necessarily complete. In each instance, reference is made to the copy of that contract or other document filed as an exhibit to the Registration Statement of which the particular Prospectus forms a part, and each statement is qualified in all respects by that reference.

The use of funds by both variable annuity and variable life insurance separate accounts is known as mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity account, in those cases where mixed funding occurs. For example, violation of the federal tax laws by one variable account investing in the funds could cause the contracts and Policies funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, should be taken.

Should any conflict arise which requires that a substantial amount of assets be withdrawn from any of the funds, orderly portfolio management could be disrupted, to the detriment of those contract owners still investing in that fund. Also, if that fund believes that any portfolio has become so large as to materially impair investment performance, then the fund will examine other investment options.

Lincoln Life performs the dividend and transfer functions for the funds.

This page was intentionally left blank.

                                    Appendix
STATEMENT OF ADDITIONAL
INFORMATION TABLE OF
CONTENTS-11 UNDERLYING
FUNDS*

Item
--------------------------------------------------------------------------------
General Information and History
Investment objective
Investment policies and techniques
Investment restrictions
Portfolio transactions and brokerage
Determination of net asset value



*Note: This is a generic table. There are variations in the contents of the SAI from fund to fund.

Item
--------------------------------------------------------------------------------
 Appendix
 Investment advisor and sub-advisor
 Directors and officers
 Investment policies and techniques (continued): options, futures, securities valuation, securities lending, repurchase and reverse repurchase agreements
 Custodian
 Independent auditors
 Financial statements
 Bond and commercial paper ratings
 U.S. Government obligations
 Taxes
 State requirements
 Derivative transactions - definitions

--------------------------------------------------------------------------------

Please send me a free copy of the current Statement of Additional Information for Lincoln National Life Insurance Co. Variable Annuity Account C:
                                 (Please Print)
Name: __________________________________________________________________________
Address: _______________________________________________________________________
City __________________________ State ____________Zip _________________________

Mail to Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46081

This page was intentionally left blank.

PREFACE TO THE MULTI FUND(R) PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:
Lincoln National Aggressive Growth Fund, Inc. (AG)

Lincoln National Bond Fund, Inc. (B)

Lincoln National Capital Appreciation Fund, Inc. (CA)

Lincoln National Equity-Income Fund, Inc. (E-I)

Lincoln National Global Asset Allocation Fund, Inc. (GAA)

Lincoln National Growth and Income Fund, Inc. (GI)

Lincoln National International Fund, Inc. (I)

Lincoln National Managed Fund, Inc. (M)

Lincoln National Money Market Fund, Inc. (MM)

Lincoln National Social Awareness Fund, Inc. (SA)

Lincoln National Special Opportunities Fund, Inc. (SO)


                               Preface/Directory
Shares of all the funds are sold to Lincoln National Life Insurance Co. (Lincoln Life) for allocation to its Variable Annuity Account C (the variable annuity account [VAA]) to fund variable annuity contracts and for allocation to its Variable Life Account K to fund variable life insurance contracts.

To fund its variable life contracts, Variable Life Account D buys shares of the Bond, Growth and Income, Managed, Money Market and Special Opportunities Funds. To fund its variable life contracts, Variable Life Account G buys shares of the Growth and Income and Special Opportunities Funds.

Each of these Variable Life and Annuity Accounts may be referred to as a variable account. For each fund listed above, see Description of the fund in its Prospectus for a statement of that fund's investment objective. Each of these funds is referred to individually as a fund; collectively, as the funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THESE PROSPECTUSES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These Prospectuses set forth concisely the information about each fund that you ought to know before investing. Please read and keep this Prospectus booklet for future reference.

A separate Statement of Additional Information (SAI) for each fund has been filed with the SEC. By this reference, each SAI, dated May 1, 1997, is incorporated into the Prospectus of the fund with which it is registered. A free copy will be provided upon request. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

The Financial Highlights table of each fund contains per-share data calculated on the basis of a share outstanding throughout the period, together with financial ratios and other supplemental data. The Financial Highlights table is incorporated by reference to the fund's 1996 Annual Report. A copy of the Annual Report will be provided on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THESE PROSPECTUSES, IN CONNECTION WITH THE OFFERS CONTAINED IN THEM. IF ANY ARE GIVEN OR MADE, THE INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND(S) IN QUESTION. THESE PROSPECTUSES DO NOT CONSTITUTE OFFERS BY THE FUNDS TO SELL, OR SOLICITATIONS OF ANY OFFERS TO BUY, ANY OF THE SECURITIES OFFERED BY THEM IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE THOSE OFFERS.

Prospectuses dated May 1, 1997

DIRECTORY FOR THE FUND PROSPECTUSES

                               Preface/Directory

Subject                             Page
----------------------------------------
PREFACE                              23
DESCRIPTION OF THE FUND
Aggressive Growth Fund               25
Bond Fund                            31
Capital Appreciation Fund            35
Equity-Income Fund                   39
Global Asset Allocation Fund         43
Growth and Income Fund               49
International Fund                   51
Managed Fund                         55
Money Market Fund                    59
Social Awareness Fund                61
Special Opportunities Fund           65
----------------------------------------

INVESTMENT POLICIES AND TECHNIQUES
Aggressive Growth Fund               25
Bond Fund                            31
Capital Appreciation Fund            35
Equity-Income Fund                   39
Global Asset Allocation Fund         43
Growth and Income Fund               49
International Fund                   51
Managed Fund                         55
Money Market Fund                    59
Social Awareness Fund                61
Special Opportunities Fund           65
----------------------------------------

INVESTMENT RESTRICTIONS
Aggressive Growth Fund               28
Bond Fund                            33
Capital Appreciation Fund            38
Equity-Income Fund                   41
Global Asset Allocation Fund         46
Growth and Income Fund               49
International Fund                   53
Managed Fund                         57
Money Market Fund                    60
Social Awareness Fund                62
Special Opportunities Fund           66

Subject                                                  Page
-------------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth Fund                                    29
Bond Fund                                                 33
Capital Appreciation Fund                                 38
Equity-Income Fund                                        42
Global Asset Allocation Fund                              46
Growth and Income Fund                                    50
International Fund                                        53
Managed Fund                                              57
Money Market Fund                                         60
Social Awareness Fund                                     62
Special Opportunities Fund                                67
-------------------------------------------------------------

APPENDIX - CONTAINS IMPORTANT INFORMATION FOR ALL FUNDS
Net asset value                                           69
Management of the funds                                   69
Purchase of securities being offered                      71
Sale and redemption of shares                             72
Distributions and federal income tax considerations       72
Management discussion of fund performance                 72
Description of shares                                     72
Strategic portfolio transactions-Additional information   73
Foreign investments                                       75
General information                                       76
Statement of Additional Information
Table of contents - 11 underlying funds                   79

24